Summary Prospectus August 1, 2018, as supplemented
December 8, 2018

Pear Tree Polaris Foreign Value Fund	Ordinary Shares: QFVOX Institutional Shares: QFVIX R6 Shares: QFVRX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2018, as supplemented December 8, 2018, as amended, are incorporated by reference into this summary prospectus.
Beginning January 1, 2021, each Pear Tree Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Pear Tree Funds’ website, www.peartreefunds.com. Shareholders who wish to continue to receive paper copies of a Pear Tree Fund's annual and semi-annual shareholder reports should contact the Fund at 1-800-326-2151 or their financial intermediaries.
Investment Objective: Long-term capital appreciation.
Fee Table and Expenses of Foreign Value Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.26%	0.26%	0.10%
Total Annual Fund Operating Expenses	1.51%	1.26%	1.10%
Fee Waiver and/or Expense Reimbursement	0.10% (1) (3)	0.22% (1) (2) (3)	0.16% (1) (3)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.41% (1) (3)	1.04% (1) (2) (3)	0.94% (1) (3)
(1)
The Manager has contractually agreed until July 31, 2019 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees.

(2)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2019 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary Shares and R6 Shares remains unchanged.

(3)
The Manager has contractually agreed until July 31, 2019 to reimburse such portion of the expenses of Foreign Value Fund attributable to Ordinary Shares, Institutional Shares, and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares is not greater than 1.41 percent of Foreign Value Fund’s net assets attributable to Ordinary Shares, with respect to Institutional Shares is not greater than 1.16 percent of Foreign Value Fund’s net assets attributable to Institutional Shares, and with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees.

Example
This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods, your investment has a 5 percent return each year and that Foreign Value Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$144	$467	$814	$1,793
Institutional Shares	$106	$378	$671	$1,503
R6 Shares	$96	$334	$591	$1,326
Portfolio Turnover
Foreign Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Fund’s performance. During the most recent fiscal year, Foreign Value Fund's portfolio turnover rate was 30 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers. Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Foreign Value Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors (as well as a collective investment fund that invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers). However, Foreign Value Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.
Foreign Value Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows.
Foreign Value Fund’s sub-adviser may utilize options. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.
Foreign Value Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Foreign Value Fund may lend its securities, and also may hold cash, or manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Foreign Value Fund. An investment in Foreign Value Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings The share price of Foreign Value Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which

Foreign Value Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities  Foreign Value Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Value Stock Investing Value stocks carry the risk that the markets may not share the sub-adviser’s assessment of a security’s intrinsic value or the security’s appropriate share price.
Liquidity Risk  To meet shareholder redemption requests and other cash requirements, Foreign Value Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk  Foreign Value Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the portfolio. Foreign Value Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Large- and Mid-Capitalization Securities Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Risks of Investing in ADRs The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities. In addition, an ADR may not track the price of the underlying foreign security.
Currency and Option Contracts and Other Derivatives  Foreign Value Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds To the extent that Foreign Value Fund invests in other collective investment funds, such as mutual funds, exchange-traded funds (ETFs), or funds that are sold only to institutional investors, its investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Fund shareholders to some duplication of fees. Collective investment funds that are sold only to institutional investors typically provide more limited redemption rights, and therefore, less liquidity, than mutual funds or ETFs, which typically provide same-day or next-day liquidity.
Non-Diversification  Foreign Value Fund is “non-diversified,” which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.
Sector Foreign Value Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.

Regional/Country Focus  Foreign Value Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Securities Lending Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Foreign Value Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Foreign Value Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Foreign Value Fund by showing changes in Foreign Value Fund’s performance over time. The tables also compare Foreign Value Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Fund invests. Past performance does not necessarily indicate how Foreign Value Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com
A Note on Performance
Ordinary Shares and Institutional Shares commenced operations on May 15, 1998 and December 1, 1998, respectively. R6 Shares commenced operations on February 6, 2017. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of June 30, 2018 was (1.04)%.
Best Quarter:	Q2 2009	36.87%
Worst Quarter:	Q4 2008	(26.53)%
Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	25.24%	9.47%	4.29%
After Tax on Distributions	25.25%	9.37%	3.89%
After Tax on Distributions, with Sale	14.62%	7.63%	3.37%
Institutional Shares Before Tax	25.69%	9.78%	4.54%
R6 Shares Before Tax	N/A	N/A	N/A
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	25.62%	8.39%	2.42%
After-Tax Returns After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Foreign Value Fund is managed by Pear Tree Advisors, Inc. Foreign Value Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	1998
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2004
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Jason M. Crawshaw	Assistant Portfolio Manager	2017
Buying and Selling Fund Shares
You may buy or sell shares of Foreign Value on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
Foreign Value Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Foreign Value Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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